UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2005

SRS LABS, INC.
(Exact Name of registrant as specified in its charter)

Delaware	0-21123	33-0714264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2909 Daimler Street
Santa Ana, California		92705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 442-1070

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

          On June 30, 2005, SRS Labs, Inc. (the “Company”) entered into an employment letter dated June 24, 2005 with Michael Franzi. Pursuant to the terms of the employment letter, the Company hired Mr. Franzi as its Vice President, Sales – Licensing effective as of August 16, 2005. The employment letter provides that Mr. Franzi will receive an annual base salary of  $200,000 and be eligible to participate in the Company’s bonus plan on the same terms as the Company’s other executives.  Pursuant to his letter agreement, the Company agreed to grant Mr. Franzi an option to purchase 100,000 shares of the Company’s common stock pursuant to the Company’s 1996 Amended and Restated 1996 Long-Term Incentive Plan (the “Incentive Plan”). A copy of the employment letter is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

          On August 16, 2005, the Company granted a non-qualified stock option to Mr. Franzi pursuant to the Incentive Plan  The option has an exercise price of $5.74 per share, the closing sales price of the Company’s common stock on the date of grant, which is the fair market value of the Company’s common stock as determined under the terms of the Incentive Plan.  Such options will vest twenty-five percent of such options will vest one year after the date of grant and one-sixteenth (1/16th) will vest every three months during the next three successive years thereafter.  A copy of the Nonqualified Stock Option Agreement to be issued in connection with the grant is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

          From time to time, the Company may issue stock options to its officers and employees under and pursuant to the Incentive Plan, which plan, and amendments thereto, were previously adopted by the Board and approved by the stockholders of the Company. The Company has previously filed the Incentive Plan with the SEC. A copy of the form of option agreement under the Incentive Plan is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Employment Letter dated June 24, 2005 between SRS Labs, Inc. and Michael Franzi.
10.2	Stock Option Agreement for Michael Franzi under the SRS Labs, Inc. 1996 Amended and Restated Long-Term Incentive Plan.
10.3	Form of Non Qualified Stock Option Agreement under the SRS Labs, Inc. 1996 Amended and Restated Long-Term Incentive Plan.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRS LABS, INC.,
a Delaware corporation

Date: August 18, 2005	By:	/s/ THOMAS C.K. YUEN

Thomas C.K. Yuen
Chairman of the Board and Chief Executive Officer